EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Universal Health Realty Income Trust (the “Trust”) on Form 10-Q for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles F. Boyle, Vice President and Chief Financial Officer of the Trust, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, and to the best of my knowledge that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ CHARLES F. BOYLE
Vice President and Chief Financial Officer

November 9, 2005

A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained and furnished to the Securities and Exchange Commission or its staff upon request.